EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of Psychiatric Solutions, Inc. (“Psychiatric Solutions”), Horizon Health Corporation (“Horizon Health”) and those entities we acquired since the beginning of the respective period presented. The following tables set forth the unaudited pro forma condensed combined financial statements for Psychiatric Solutions, giving effect to the Acquisition, the sale of $250.0 million of 7 3/4% senior subordinated notes due 2015 (“7 3/4% Notes”), an amendment to Psychiatric Solutions’ existing senior secured credit facilities that provides for additional term loans of $225.0 million, and a tender offer to purchase for cash any and all of Psychiatric Solutions’ outstanding 10 5/8% senior subordinated notes due 2013 (“10 5/8% Notes”) (collectively, the “Transactions”) and to acquisitions completed since the beginning of the respective period presented as if they had occurred on the dates indicated and after giving effect to certain pro forma adjustments discussed herein. The sale of $250.0 million of 7 3/4% Notes, an amendment to Psychiatric Solutions’ existing senior secured credit facilities that provides for additional term loans of $225.0 million, and a tender offer to purchase for cash any and all of Psychiatric Solutions’ outstanding 10 5/8% senior subordinated notes due 2013 are collectively referred to as the “Financing Transactions.” The acquisition of Horizon Health is referred to herein as the “Acquisition.”

The unaudited pro forma condensed combined balance sheet as of March 31, 2007 assumes that the Transactions took place on March 31, 2007 and combines Psychiatric Solutions’ unaudited balance sheet as of March 31, 2007 with the unaudited balance sheet of Horizon Health as of February 28, 2007. The unaudited pro forma condensed combined income statements for the three months ended March 31, 2007 and the year ended December 31, 2006 assume that the Transactions and all acquisitions completed since the beginning of the respective period presented took place on the first day of the period presented. The unaudited pro forma condensed combined income statement for the three months ended March 31, 2007 combines Psychiatric Solutions’ unaudited consolidated income statement for the three months ended March 31, 2007 with the unaudited consolidated income statement of Horizon Health for the three months ended February 28, 2007. The unaudited pro forma condensed combined income statement for the year ended December 31, 2006 combines Psychiatric Solutions’ audited consolidated income statement for the fiscal year ended December 31, 2006 with the unaudited consolidated income statement of Horizon Health for the twelve months ended November 30, 2006 and unaudited income statements of the entities acquired since January 1, 2006 for the period after January 1, 2006 but prior to the closing date of the acquisition.

The adjustments necessary to fairly present the unaudited pro forma condensed combined financial statements have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the notes to the “Unaudited Pro Forma Condensed Combined Financial Information” included elsewhere in this Current Report on Form 8-K/A. The pro forma adjustments are preliminary and revisions to the preliminary purchase price allocations and financing of the Transactions may have a significant impact on the pro forma adjustments. A final valuation of net assets acquired associated with the Acquisition cannot be made prior to the filing of this Current Report on Form 8-K/A. A final determination of these fair values will be conducted by Psychiatric Solutions’ independent valuation specialists. The consideration of this valuation will most likely result in a change in the value assigned to the fixed and intangible assets acquired from Horizon Health.

The unaudited pro forma condensed combined financial statements are for comparative purposes only and do not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period. The unaudited pro forma condensed combined financial statements should be read in conjunction with the “Selected Financial Data”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of Psychiatric Solutions and Horizon Health included in each company’s Annual Report on Form 10-K for the year ended December 31, 2006 and August 31, 2006, respectively, and the consolidated financial statements of Alternative Behavioral Services, Inc., furnished in a Current Report on Form 8-K on May 22, 2007.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2007

			Pro Forma
	Psychiatric		Adjustments For the		Pro Forma
	Solutions	Horizon Health	Transactions		PSI
	(Dollars in thousands)

ASSETS
Current assets:
Cash and cash equivalents	$15,669	$1,986	$—		$17,655
Accounts receivable, net	190,748	46,895	—		237,643
Other current assets	44,620	15,524	—		60,144

Total current assets	251,037	64,405	—		315,442
Property and equipment, net	562,473	99,453	—		661,926
Costs in excess of net assets acquired	776,395	108,997	185,760	(1)	1,071,152
Other assets	33,592	46,170	(7,321	)(2)	72,441

Total assets	$1,623,497	$319,025	$178,439		$2,120,961

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,411	$6,257	$—		$31,668
Accrued liabilities	102,172	27,207	—		129,379
Current portion of long-term debt	2,836	73	2,250	(3)	5,159

Total current liabilities	130,419	33,537	2,250		166,206
Long-term debt, less current portion	760,842	102,998	335,069	(3)	1,198,909
Other liabilities	65,964	17,919	11,312	(4)	95,195

Total liabilities	957,225	154,454	348,631		1,460,310
Total stockholders’ equity	666,272	164,571	(170,192	)(5)	660,651

Total liabilities and stockholders’ equity	$1,623,497	$319,025	$178,439		$2,120,961

See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(Dollars in thousands)

(1)	Represents adjustment to cost in excess of net assets acquired as follows:

Cash paid to Horizon Health stockholders and lenders	$417,100
Less: net assets acquired(a)	(31,329)

Cost in excess of net assets acquired	385,771
Horizon Health’s historical cost in excess of net assets acquired	(108,997)
Payoff of Horizon Health’s revolving credit facility	(96,100)
Estimate of purchase transaction costs	5,086

Pro forma adjustment to cost in excess of net assets acquired	$185,760

(a) Net assets of Horizon Health	$164,571
Cost in excess of net assets acquired of Horizon Health	(108,997)
Pro forma adjustments to:
Other assets	(12,933)
Other liabilities	(11,312)

Net assets acquired	$31,329

(2)	Represents adjustment to other assets as follows:

Estimated value of other assets acquired	$33,237
Estimated capitalized financing costs related to Transactions	6,683
Write-off of capitalized financing costs related to 10 5/8% Notes tendered	(1,071)
Less: Horizon Health’s historical other assets	(46,170)

$(7,321)

(3)	Represents the sources and uses of funds for the Transactions:

7 3/4% Notes sold	$256,875
Additional senior secured term loan	225,000
Pay down Psychiatric Solutions’ revolving credit facility	(9,775)
Payoff of Horizon Health’s revolving credit facility(a)	(96,100)
Tender purchase price for 10 5/8% Notes	(38,681)

Increase in debt	337,319
Less: increase in current portion of long-term debt	(2,250)

Increase in long-term debt, less current portion	$335,069

(a)	The actual cash payment is subject to change based on the final balance of Horizon Health’s revolving credit facility on the closing date of the Acquisition.

(4)	Represents an adjustment to long-term deferred tax liabilities related to the step-up in basis of the value of Horizon Health’s contracts.

(5)	Represents elimination of Horizon Health’s stockholders’ equity and non-recurring fees and charges on loans incurred in connection with the Financing Transactions as summarized below:

Elimination of Horizon Health’s stockholders’ equity	$164,571
Premium on tender for 10 5/8% Notes	3,900
Write-off of capitalized loan costs related to 10 5/8% Notes tendered	1,071
Cash paid to exit swap agreements	650

$170,192

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Three Months Ended March 31, 2007

						Financing
						Transactions
	Psychiatric	Horizon	Pro Forma		Pro Forma	Pro Forma		Pro Forma
	Solutions	Health	Adjustments		Combined	Adjustments		PSI
	(Dollars in thousands except per share amounts)

Revenue	$323,718	$71,431	$—		$395,149	$—		$395,149
Expenses
Salaries, wages and employee benefits	180,999	41,167	(1,885	)(1)(a)	220,281	—		220,281
Professional fees	31,035	8,001	(464	)(1)(b)	38,572	—		38,572
Supplies	18,477	3,211	—		21,688	—		21,688
Rentals and leases	4,637	1,177	—		5,814	—		5,814
Other operating expenses	31,774	7,565	—		39,339	—		39,339
Provision for doubtful accounts	6,706	3,244	—		9,950	—		9,950
Depreciation and amortization	6,298	1,696	666	(1)(d)	8,660	—		8,660
Interest expense (income)	14,386	2,252	(2,252	)(1)(e)	14,386	7,958	(1)(e)	22,344
Other expenses	—	(12)	—		(12)	—		(12)

Total expenses	294,312	68,301	(3,935)		358,678	7,958		366,636

Income (loss) from continuing operations before income taxes	29,406	3,130	3,935		36,471	(7,958)		28,513
Provision for (benefit from) income taxes	11,262	1,156	1,550	(1)(g)	13,968	(3,048	)(1)(g)	10,920

Income (loss) from continuing operations	$18,144	$1,974	$2,385		$22,503	$(4,910)		$17,593

Basic pro forma earnings per share								$0.33

Diluted pro forma earnings per share								$0.32

Shares used in computing per share amounts:

Basic								53,804

Diluted								55,237

See Notes to Unaudited Pro Forma Condensed Combined Income Statements.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Year Ended December 31, 2006

				Financing
				Transactions
	Psychiatric	Pro Forma	Pro Forma	Pro Forma		Pro Forma
	Solutions	Acquisitions(1)	Combined	Adjustments		PSI
	(Dollars in thousands except per share amounts)

Revenue	$1,026,490	$528,928	$1,555,418	$—		$1,555,418
Expenses:
Salaries, wages and employee benefits	580,223	279,125	859,348	—		859,348
Professional fees	97,613	50,560	148,173	—		148,173
Supplies	59,310	24,091	83,401	—		83,401
Rentals and leases	13,685	7,141	20,826	—		20,826
Other operating expenses	95,759	78,934	174,693	—		174,693
Provision for doubtful accounts	19,586	11,600	31,186	—		31,186
Depreciation and amortization	20,619	10,933	31,552	—		31,552
Interest expense, net	40,307	16,856	57,163	31,832	(1)(e)	88,995
Other expenses	—	254	254	—		254

Total expenses	927,102	479,494	1,406,596	31,832		1,438,428

Income (loss) from continuing operations before income taxes	99,388	49,434	148,822	(31,832)		116,990
Provision for (benefit from) income taxes	37,507	18,656	56,163	(12,011	)(1)(g)	44,152

Income (loss) from continuing operations	$61,881	$30,778	$92,659	$(19,821)		$72,838

Basic pro forma earnings per share						$1.37

Diluted pro forma earnings per share						$1.34

Shares used in computing per share amounts (h):

Basic						53,314

Diluted						54,531

See Notes to Unaudited Pro Forma Condensed Combined Income Statement.

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED INCOME STATEMENTS
(Dollars in thousands)

(1)	The following pro forma condensed combined income statement for the year ended December 31, 2006 sets forth the pro forma operations of Horizon Health and nine non-significant acquisitions applying the purchase method of accounting as if the acquisitions, which were completed on various dates after January 1, 2006, had occurred on January 1, 2006.

				Acquisition
	Horizon	Non-significant	Acquisitions	Pro Forma		Pro Forma
	Health	Acquisitions	Combined	Adjustments		Acquisitions

Revenue	$289,824	$239,104	$528,928	$—		$528,928
Expenses:
Salaries, wages and employee benefits	163,622	125,547	289,169	(10,044	)(1)(a)	279,125
Professional fees	27,002	25,712	52,714	(2,154	)(1)(b)	50,560
Supplies	12,242	11,849	24,091	—		24,091
Rentals and leases	4,140	3,212	7,352	(211	)(1)(c)	7,141
Other operating expenses	39,710	39,224	78,934	—		78,934
Provision for doubtful accounts	8,796	2,804	11,600	—		11,600
Depreciation and amortization	6,017	4,471	10,488	445	(1)(d)	10,933
Interest expense	7,438	805	8,243	8,613	(1)(e)	16,856
Other expenses	254	7,247	7,501	(7,247	)(1)(f)	254

Total expenses	269,221	220,871	490,092	(10,598)		479,494

Income from continuing operations before income taxes	20,603	18,233	38,836	10,598		49,434
Provision for income taxes	8,168	3,656	11,824	6,832	(1)(g)	18,656

Income from continuing operations	$12,435	$14,577	$27,012	$3,766		$30,778

(a)	Reflects adjustments to salaries, wages and employee benefits to exclude corporate level executive, finance, information systems and other administrative employees at Horizon Health and facilities acquired as part of certain non-significant acquisitions.

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Salaries, wages and employee benefits of corporate level employees at facilities related to non-significant acquisitions	$(2,505)	$—
Salaries, wages and employee benefits of corporate level employees at Horizon Health	(7,539)	(1,885)

	$(10,044)	$(1,885)

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED INCOME STATEMENTS — (Continued)

(b)	Reflects adjustment to professional fees to exclude duplicate costs at the corporate level for the facilities acquired from Horizon Health and those acquired as part of our other non-significant acquisitions.

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Professional fees at corporate level at non-significant acquisitions	$(297)	$—
Professional fees at corporate level at Horizon Health	(1,857)	(464)

	$(2,154)	$(464)

(c)	Reflects adjustments to rentals and leases for reductions of office space at the corporate level for non- significant acquisitions.

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Lease expense adjustments for corporate office space reductions at non-significant acquisitions	$(211)	$—

(d)	Reflects adjustments to depreciation and amortization expense for purchase accounting adjustments to the basis in property and equipment acquired as part of our non-significant acquisitions and identifiable intangible assets acquired from Horizon Health. Buildings are depreciated over 35 years, equipment over five years and identifiable intangible assets over seven to nine years.

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Reduction in depreciation and amortization expense on facilities acquired as part of our non-significant acquisitions	$(2,219)	$—
Additional amortization for Horizon Health contracts	2,664	666

	$445	$666

(e)	Reflects adjustments to eliminate historical interest expense for all debt not assumed from Horizon Health or as part of our non-significant acquisitions and to give effect to interest on the $250,000 aggregate principal amount of notes offered hereby and interest on the additional $225,000 senior secured term loans at LIBOR plus the applicable margin. This adjustment has been offset by a decrease in interest expense related to the pay down of $9,775 on our revolving credit facility and the $38,700 of 10 5/8% Notes that have been tendered in the Tender Offer. The adjustment also includes amortization on capitalized financing costs and the impact from interest rate swap arrangements. A 1/8% increase (decrease) in our interest rate assumptions would increase (decrease) our interest expense $269 for the year ended December 31, 2006 and $67 for the three months ended March 31, 2007.

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED INCOME STATEMENTS — (Continued)

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Interest expense for Financing Transactions	$31,832	$7,958
Interest expense adjustment for non-significant acquisitions and Horizon Health	8,613	(2,252)

	$40,445	$5,706

(f)	Reflects adjustments to eliminate management fees and other related party amounts paid or payable to the sellers prior to acquisition.

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Management expenses of seller’s corporate office allocated to facilities acquired in our non-significant acquisitions	$(7,247)	$—

(g)	Reflects adjustment to revise the provision for income taxes to 37.7% and 38.3% of income from continuing operations before income taxes for the year ended December 31, 2006 and the three months ended March 31, 2007, respectively.

	Year Ended	Three Months Ended
	December 31, 2006	March 31, 2007

Pro forma acquisition income from continuing operations before income taxes	$49,434	$36,471
Effective income tax rate	37.7%	38.3%

Provision for income taxes	18,656	13,968
Provision prior to pro forma adjustment	11,824	12,418

Pro forma acquisition adjustment to provision for income taxes	$6,832	$1,550

Pro forma PSI income from continuing operations before income taxes	$116,990	$28,513
Effective income tax rates	37.7%	38.3%

Pro forma provision for income taxes	44,152	10,920
Pro forma combined provision for income taxes	56,163	13,968

Financing Transactions pro forma adjustment	$(12,011)	$(3,048)

(h)	Reflects adjustments to give effect to shares issued for certain non-significant acquisitions.